UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500
Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

California BanCorp (the “Company”) held its annual meeting of shareholders on May 18, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Company’s 2017 Equity Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan increases the number of shares that may be granted as awards thereunder by 500,000, from 920,000 shares to a maximum total of 1,420,000 shares. There are no other amendments or changes to the Company’s 2017 Equity Incentive Plan.

A copy of the Amended and Restated Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting. There were 8,355,378 shares of the Company’s common stock entitled to vote at the Annual Meeting. Shareholders holding 6,443,422 shares were present at the Annual Meeting in person or presented by proxy.

Proposal 1 — Election of Directors

The shareholders elected the eleven nominees named in the Company’s proxy statement for the Annual Meeting, to serve until the 2024 annual meeting of shareholders and until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Andrew J. Armanino	5,182,355	85,963	1,175,104
Stephen A. Cortese	5,144,005	124,313	1,175,104
Kevin J. Cullen	5,154,999	113,319	1,175,104
Stephen R. Dathe	5,154,999	113,319	1,175,104
Wayne S. Doiguchi	5,111,465	156,853	1,175,104
Rochelle G. Klein	5,194,405	73,913	1,175,104
Julie J. Levenson	5,112,474	155,844	1,175,104
Frank L. Muller	5,161,330	106,988	1,175,104
Steven E. Shelton	5,143,765	124,553	1,175,104
Millicent C. Tracey	5,211,730	56,588	1,175,104
Theodore A. Wilm	5,211,730	56,588	1,175,104

Proposal 2 — Approval of Amended and Restated 2017 Equity Incentive Plan

The shareholders voted to approve the amendment and restatement of the Company’s 2017 Equity Incentive Plan to increase the number of shares issuable under the plan by 500,000 shares.

Votes For	Votes Against	Abstain	Non-Votes
3,930,717	1,197,626	139,975	1,175,104

Proposal 3 — Ratification of the Appointment of Independent Public Accounting Firm

The shareholders voted to ratify the appointment of Elliott Davis LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2023. The results of voting were as follows:

Votes For	Votes Against	Abstain	Non-Votes
6,345,653	72,307	25,462	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 2017 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 20, 2023)

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: May 22, 2023	By:	/s/ THOMAS A. SA
Thomas A. Sa President, Chief Financial Officer and Chief Operating Officer